FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 13, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On February 13, 2004, the Registrant issued a news release entitled "Another Home Run for Checkers Drive-In Restaurants, Inc.
Tampa-based Company Named "Official Burger" of MLB's(TM) Devil Rays(R)", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  CEO and President
Dated:  February 13, 2004


EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated February 13, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186

Another Home Run for Checkers
Drive-In Restaurants, Inc.
Tampa-based Company Named
"Official Burger" of MLB's(TM) Devil Rays(R)

TAMPA, FL - February 13, 2004 -
Checkers Drive-In Restaurants, Inc.
(NASDAQ: CHKR), the nation's largest
double drive-thru chain, today announced that it signed a multi-year sponsorship deal to become the "Official Burger" of the Tampa Bay Devil Rays(R) Major League
Baseball(TM) team.

"Checkers Drive-In Restaurants is proud
to announce our partnership with the Bay area's Major League Baseball team," said
Keith E. Sirois, President and CEO,
Checkers Drive-In Restaurants, Inc.
"As the 'Official Burger' of the Devil
Rays, Checkers(R) and Rays fans will have additional opportunities to experience their hometown favorites. We are excited about their prospects, and wish Lou and his team much success."

"We are extremely pleased to enter this
partnership with Checkers and look forward to a long-lasting relationship,'" said Devil
Rays Managing General Partner, Vincent J.
Naimoli. "We believe our fans will be just as excited as we are at having Checkers as the 'Official Burger' of the Devil Rays. It's also going to be a great addition for Rays fans to enjoy before or during the game at Tropicana Field."

"As a Tampa native and manager of the Devil
Rays, I am very pleased that the local
favorite, Checkers, is going to be a part of our team," said Lou Piniella. Mr. Piniella was born and raised in Tampa, graduated from Jesuit High School and attended the University of Tampa. "Checkers has built a championship organization through talented, hard-working, dedicated people and that is where our organization is headed."

Checkers has an excellent batting average when it comes to sports sponsorships.

"Every professional team that Checkers has sponsored over the past five years has made it to the playoffs with Checkers as their 'Official Burger,' "said Richard S. Turer,
Vice President of Marketing, Checkers Drive-In
Restaurants, Inc. "We hope that our Champ(R)
Burgers will create the same magic for the Devil Rays. This relationship is good for Checkers and good for Tampa Bay."

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops, produces,
owns, operates and franchises quick service
"double drive- thru" restaurants.


Except for historical information, this
announcement contains "forward-looking"
and "Safe Harbor" statements within the
meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of
the Securities Exchange Act of 1934, as
amended and the Private Securities Litigation
Reform Act of 1995.  These forward-looking and
Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.

Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange
Commission.